DELCATH SYSTEMS, INC.

EXHIBIT 32.2

PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DELCATH SYSTEMS, INC. (the “Company”) on Form 10-Q for the period ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barbra C. Keck, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)          The report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)          The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2014
/s/Barbra C. Keck
Barbra C. Keck
Vice President, Controller and
Principal Accounting Officer
(Principal Financial Officer)